                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS


 TERMS AND CONDITIONS FOR PRIVATE SAILS                EXHIBIT 11

        Sellers:                       Mafco Holdings Inc. ("Parent") and GSB Investments Corp.,
                                       an indirect wholly-owned subsidiary of Parent
                                       ("Subsidiary", and each of Parent and Subsidiary, a
                                       "Seller").

        Purchaser:                     Credit Suisse First Boston International.

        Agent:                         Credit Suisse First Boston Corporation.

        Calculation Agent:             Credit Suisse First Boston International or an affiliate
                                       thereof. All determinations and calculations of the
                                       Calculation Agent shall be made in good faith and in a
                                       commercially reasonable manner.

        Issue:                         SAILS (Shared Appreciation Income Linked Securities)
                                       Mandatorily Exchangeable Securities Contract (the
                                       "Contract"), maturing on the Maturity Date, relating to
                                       the Underlying Shares.  The Contract may be executed in
                                       one or more tranches (each, a "Tranche").

        Underlying Shares:             Up to 1,000,000 shares of Common Stock, par value $1.00
                                       per share (the "Common Stock"), of Golden State Bancorp
                                       Inc. (the "Issuer").

        Aggregate Contract Price:      For any Tranche, an amount equal to the product of (a)
                                       the Issue Price for such Tranche and (b) the Base Amount
                                       for such Tranche.

        Base Amount:                   For any Tranche, the number of shares of Common Stock
                                       (the "Hedge Shares" with respect to such Tranche) sold by
                                       Purchaser in connection with

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS



                                       hedging its exposure to the transactions contemplated
                                       hereby during the period from and including the Issue
                                       Date immediately preceding the Issue Date for such
                                       Tranche (or if there is no preceding Issue Date, the
                                       date hereof) to but excluding the Issue Date for such
                                       Tranche.

        Issue Price:                   For any Tranche, the average price per share at which
                                       Purchaser sells the Hedge Shares with respect to such
                                       Tranche. Any such sales will be made pursuant to the
                                       terms set forth under "Registration of Hedge Sales"
                                       below.

        Final Issue Date:              The date of completion of Purchaser's initial hedging
                                       activities in connection with the transactions
                                       contemplated hereby (which shall in no event be later
                                       than March 27, 2001).

        Issue Date:                    Each of the following shall be an Issue Date with respect
                                       to a Tranche: (i) the Final Issue Date and (ii) any
                                       business day on or prior to the Final Issue Date if (A)
                                       such day is designated as an Issue Date by Sellers upon
                                       three business days' written notice to Purchaser, (B)
                                       such day is the first business day following the 29th
                                       calendar day after the Issue Date immediately preceding
                                       such day (or if there is no preceding Issue Date, the
                                       Closing Date), (C) the number of Hedge Shares sold by
                                       Purchaser during the period beginning on the Issue Date
                                       immediately preceding such day (or if there is no
                                       preceding Issue Date, the Closing Date) and ending on
                                       such day is equal to or greater than 1,000,000 or (D) the
                                       Total Exposure on such day is equal or greater than $10
                                       million.

        Total Exposure:                At any time, the product of (i) the excess, if any, of
                                       (A) the market price per share of Common Stock at such



By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS


                                       time over (B) the average price per share at which
                                       Purchaser has sold Hedge Shares during the period
                                       beginning on the immediately preceding Issue Date and
                                       ending at such time and (ii) the number of Hedge Shares
                                       sold during such period.

        Closing Date:                  For any Tranche, three business days following the Issue
                                       Date for such Tranche.

        Maturity Date:                 For any Tranche, two years following the initial Closing
                                       Date.

        Maturity Price:                The average closing price per share of Common Stock on the first 20 trading days beginning 30 Exchange Business Days
                                       (days when the national exchange on which the Common Stock is listed or quoted is scheduled to be open) prior to the
                                       Maturity Date.

        Threshold Price:               For any Tranche, 120% of the Issue Price for such Tranche.

        Proceeds Amount:               For any Tranche, [83.51%] of the Aggregate Contract Price
                                       for such Tranche.  The Proceeds Amount shall be paid by
                                       Purchaser to Subsidiary on the Closing Date for such
                                       Tranche.

        Settlement:                    On the Maturity Date, Sellers will deliver to Purchaser an aggregate number of freely transferable shares of Common
                                       Stock (or cash with an equal value) equal to the sum of the
                                       Contract Share Amounts for each Tranche.

        Contract Share Amount:         For any Tranche, the product of (a) the Base Amount for
                                       such Tranche and (b) the Exchange Rate for such Tranche.


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

        Exchange Rate:                 The Exchange Rate for each Tranche will be equal to:

                                       (a)  if the Maturity Price is less than or equal to the
                                            Issue Price for such Tranche, one;

                                       (b)  if the Maturity Price is greater than the Issue
                                            Price for such Tranche but less than or equal to the
                                            Threshold Price for such Tranche, the quotient of
                                            such Issue Price divided by the Maturity Price; and

                                       (c)  if the Maturity Price is greater than the Threshold
                                            Price for such Tranche, one minus a fraction, the
                                            numerator of which is equal to the excess of such
                                            Threshold Price over the Issue Price for such
                                            Tranche and the denominator of which is equal to the
                                            Maturity Price.

        Early Termination:             At any time on or after the date six months following the
                                       final Closing Date, each Tranche shall be subject to
                                       termination in whole or in part at the option of Sellers,
                                       upon 35 Exchange Business Days' notice, at a price equal
                                       to Purchaser's replacement cost for the terminated
                                       portion of such Tranche, as determined by the Calculation
                                       Agent.

        Adjustments:                   The Base Amount, the Issue Price, the Threshold Price and
                                       other variables relevant to the settlement of each
                                       Tranche shall be subject to adjustment if the Issuer (i)
                                       subdivides, consolidates or reclassifies the Common
                                       Stock, (ii) pays a dividend or distribution of Common
                                       Stock, rights, warrants or other assets on the Common
                                       Stock, (iii) pays a cash dividend (other than an Ordinary
                                       Cash Dividend) on the Common Stock, (iv) makes a call in
                                       respect of Common Stock not fully paid, (v) repurchases
                                       Common Stock or (vi)


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       takes any similar action, in each case, which action has
                                       a diluting or concentrative effect on the theoretical
                                       value of the Common Stock; provided that in the case of
                                       clause (iii) above, any such adjustment shall be made to
                                       variables other than the Base Amount.

                                       In the event of (a) a consolidation or merger of the
                                       Issuer, (b) any sale, transfer, lease or conveyance of
                                       the property of the Issuer as an entirety or
                                       substantially as an entirety, (c) any statutory exchange
                                       of securities of the Issuer or (d) any liquidation,
                                       dissolution or winding up of the Issuer, then:

                                       (i)  if the successor to the Issuer is a publicly-traded
                                            entity with a public float as large as or larger
                                            than the Issuer immediately prior to such event, so
                                            long as the consideration received by holders of
                                            Common Stock does not consist solely of non-stock
                                            consideration, Purchaser will be entitled to receive
                                            (A) on the Maturity Date the number of shares of
                                            common stock of such successor represented by the
                                            shares of Common Stock that otherwise would have
                                            been deliverable and (B) a cash payment on the date
                                            of the closing of such event (the "Reorganization
                                            Termination Date") equal to the replacement value,
                                            as determined by the Calculation Agent, of the
                                            percentage of each Tranche equal to the percentage
                                            of non-stock consideration (as a percentage of the
                                            total consideration) received in such event; or

                                       (ii) in any other case, the Maturity Date will be
                                            accelerated to the Reorganization Termination Date
                                            so that Purchaser will receive on the


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS


                                       Reorganization Termination Date its replacement
                                       value for each Tranche, as determined by the
                                       Calculation Agent, payable in cash or any freely
                                       transferable securities received by either Seller in
                                       such event.

        Registration of Hedge Sales:   Subsidiary shall be named as a selling shareholder in a
                                       registration statement (the "Registration Statement")
                                       covering the public sale by Purchaser of shares of Common
                                       Stock in connection with hedging Purchaser's exposure to
                                       the transactions contemplated hereby.  The Registration
                                       Statement shall be filed by the Issuer and declared
                                       effective under the Securities Act by the Securities and
                                       Exchange Commission.  Sellers, the Issuer and Purchaser
                                       (or an affiliate of Purchaser designated by Purchaser)
                                       shall enter into an agreement (the "Registration
                                       Agreement") in connection with the public sale of such
                                       shares by Purchaser in a form customary for underwritten
                                       secondary offerings of equity securities lead managed by
                                       Credit Suisse First Boston Corporation (which agreement
                                       shall include, without limitation, representations and
                                       warranties of Sellers and the Issuer, provisions relating
                                       to indemnification of, and contribution in connection
                                       with the liability of, Purchaser and its affiliates by
                                       both the Issuer and Sellers, payment by the Issuer or
                                       Sellers of all registration expenses and the delivery by
                                       both the Issuer and Sellers of legal opinions,
                                       secretary's and executive officer's certificates,
                                       accountants' comfort letters and other customary closing
                                       documents).

        Dividend Payment:              Sellers shall pay to Purchaser on the business day
                                       following the payment of any cash dividend (other than an
                                       Ordinary Cash Dividend) with respect to the


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       Common Stock (the "Dividend Payment Date") an amount
                                       in cash equal to the product (the "Dividend Payment
                                       Amount") of (i) the per share amount of such
                                       dividend and (ii) the sum of the Base Amounts for
                                       each Tranche on the ex-dividend date for such
                                       dividend.

        Ordinary Cash Dividends:       For any given quarterly fiscal period, cash
                                       dividends paid in respect of the Common Stock during
                                       such period, but only to the extent that the
                                       aggregate amount of cash dividends paid during such
                                       period does not exceed $0.10 per share.

        Collateral Arrangements:       Subsidiary shall deposit on the Closing Date for each
                                       Tranche, and shall maintain on and after such Closing
                                       Date, in a Collateral Account with Purchaser a number of
                                       shares of Common Stock free and clear of any liens or
                                       transfer restrictions (other than restrictions on
                                       transfer imposed by the Securities Act of 1933, as
                                       amended (the "Securities Act")) equal to Base Amount for
                                       such Tranche, to secure the obligations of Sellers in
                                       respect of such Tranche.  Immediately upon payment of the
                                       Proceeds Amount, Sellers shall deliver to Purchaser any
                                       documents as Purchaser may reasonably request to evidence
                                       that such shares have been delivered free and clear of
                                       any such liens or transfer restrictions.

                                       Upon the consent of Seller, Purchaser may borrow or
                                       otherwise rehypothecate Common Stock from the
                                       Collateral Account; provided that any such borrowing
                                       or rehypothecation shall be effected such that this
                                       provision will satisfy the requirements of a
                                       securities lending transaction under Section 1058 of
                                       the Internal Revenue Code of 1986, as amended. The
                                       Collateral Agreement will include standard
                                       provisions for dividends and voting, including the
                                       loss of voting


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       rights with respect to any shares actually borrowed
                                       or rehypothecated by Purchaser. Upon the early
                                       termination of any Tranche by Sellers, a
                                       corresponding number of shares will be returned to
                                       Subsidiary and will cease to be security.

                                       Subsidiary shall have the right at any time during
                                       the term of the Contract to substitute for all (but
                                       not less than all) of the Common Stock pledged as
                                       collateral (the "Share Collateral") United States
                                       government securities with a value at least equal to
                                       150% of the value of the Share Collateral, marked to
                                       market on a daily basis. Upon the substitution
                                       described in the immediately preceding sentence, the
                                       Share Collateral shall be returned to Subsidiary and
                                       shall no longer be treated as collateral.

        Reimbursement Obligation:      If Sellers fail to make available (by reason of
                                       Securities Act restrictions or otherwise) at any
                                       time, a number of shares of Common Stock equal to
                                       the sum of the Base Amounts for each Tranche for the
                                       purpose of securities lending or hypothecation,
                                       Sellers shall make cash payments to Purchaser from
                                       time to time in an amount sufficient to reimburse
                                       Purchaser for any costs relating to the borrowing of
                                       such shares of Common Stock during the period such
                                       unavailability exists.

        Representations and            Sellers represent and warrant to Purchaser that:
        Warranties:
                                       (a)  Each Seller is a corporation duly organized and
                                            existing in good standing under the laws of the
                                            State of Delaware;

                                       (b)  The execution and delivery of this term sheet
                                            and the performance by each Seller of such Seller's
                                            obligations hereunder do not violate or conflict


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS


                                       with any provision of the certificate of
                                       incorporation or bylaws of such Seller, any law,
                                       order or judgment applicable to such Seller or any
                                       of such Seller's assets or any contractual
                                       restriction binding on or affecting such Seller or
                                       any of such Seller's assets (it being understood
                                       that the existence on any date after the date hereof
                                       of factual contingencies to the effectiveness on the
                                       Closing Date for any Tranche of any consent required
                                       to be obtained under any agreement in connection
                                       with the execution or delivery of this term sheet or
                                       the consummation of the transactions contemplated
                                       hereby shall not be deemed to give rise to any
                                       breach of the representation and warranty set forth
                                       in this paragraph (b) with respect to contractual
                                       restrictions binding on or affecting either Seller
                                       or any of such Seller's assets);

                                       (c) The execution and delivery of this term sheet by
                                           each Seller and the consummation by such Seller of
                                           the transactions contemplated hereby have been duly
                                           authorized by all necessary corporate action;

                                       (d) Each Seller has duly executed this term sheet. Each
                                           Seller's obligations under this term sheet
                                           constitute such Seller's legal, valid and binding
                                           obligations, enforceable in accordance with their
                                           respective terms (subject to applicable bankruptcy,
                                           reorganization, insolvency, moratorium or similar
                                           laws affecting creditors' rights generally and
                                           subject, as to enforceability, to equitable
                                           principles of general application (regardless of
                                           whether enforcement is sought in a proceeding in
                                           equity or at law));


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       (e)  Each Seller is acting for such Seller's own
                                            account, and has made such Seller's own independent
                                            decision to enter into this transaction and as to
                                            whether this transaction is appropriate or proper
                                            for such Seller based upon such Seller's own
                                            judgment and upon advice of such advisors as such
                                            Seller deems necessary.  Each Seller acknowledges
                                            and agrees that such Seller is not relying, and has
                                            not relied, upon any communication (written or oral)
                                            of Purchaser or any affiliate, employee or agent of
                                            Purchaser with respect to the legal, accounting, tax
                                            or other implications of this transaction and that
                                            such Seller has conducted such Seller's own analyses
                                            of the legal, accounting, tax and other implications
                                            hereof; it being understood that information and
                                            explanations related to the terms and conditions of
                                            this transaction shall not be considered investment
                                            advice or a recommendation to enter into this
                                            transaction.  Each Seller is entering into this
                                            transaction with a full understanding of all of the
                                            terms and risks hereof (economic and otherwise) and
                                            is capable of evaluating and understanding (on such
                                            Seller's own behalf or through independent
                                            professional advice), and understands and accepts,
                                            the terms, conditions and risks.  Each Seller is
                                            also capable of assuming (financially and
                                            otherwise), and assumes, those risks.  Each Seller
                                            acknowledges that neither Purchaser nor any
                                            affiliate, employee or agent of Purchaser is acting
                                            as a fiduciary for or an adviser to such Seller in
                                            respect of this transaction;

                                       (f)  The terms hereof have been negotiated, and the
                                            transactions contemplated hereby shall be


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                            executed, on an arm's length basis;

                                       (g)  Neither Seller is and, after giving effect to the
                                            transactions contemplated hereby, neither Seller
                                            will be an "investment company", as such term is
                                            defined in the Investment Company Act of 1940, as
                                            amended (the "1940 Act"), that is required to be
                                            registered under the 1940 Act; and

                                       (h)  Neither Seller is in possession of any material
                                            non-public information regarding the Issuer.

                                       Purchaser represents and warrants to Sellers that:

                                       (a)  Purchaser is a company duly organized and existing
                                            in good standing under the laws of the jurisdiction
                                            of incorporation;

                                       (b)  The execution and delivery of this term sheet and
                                            the performance by Purchaser of Purchaser's
                                            obligations hereunder do not violate or conflict
                                            with any provision of the constitutive documents of
                                            Purchaser, any law, order or judgment applicable to
                                            Purchaser or any of Purchaser's assets or any
                                            contractual restriction binding on or affecting
                                            Purchaser or any of Purchaser's assets;

                                       (c)  The execution and delivery of this term sheet by
                                            Purchaser and the consummation by Purchaser of the
                                            transactions contemplated hereby have been duly
                                            authorized by all necessary corporate action;

                                       (d)  Purchaser has duly executed this term sheet.
                                            Purchaser's obligations under this term sheet
                                            constitute Purchaser's legal, valid and binding
                                            obligations, enforceable in accordance with their
                                            respective terms (subject to applicable bankruptcy,
                                            reorganization, insolvency,


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                            moratorium or similar laws affecting creditors'
                                            rights generally and subject, as to enforceability,
                                            to equitable principles of general application
                                            (regardless of whether enforcement is sought in a
                                            proceeding in equity or at law));

                                       If, at any time during the period beginning on the
                                       date hereof and ending on the final Closing Date,
                                       any of the representations and warranties of Sellers
                                       or Purchaser set forth above are not true, correct
                                       and complete as if made as of such time, the maker
                                       of such representation or warranty shall notify the
                                       other parties hereto as promptly as practicable.

        Events of Default:             The final documentation for each Tranche will contain
                                       customary Events of Default, including the following:

                                       (a)  failure to perform any covenant thereunder for 60
                                            days after notice of breach;

                                       (b)  in the judgment of the Calculation Agent, Purchaser
                                            is unable to hedge Purchaser's exposure to the
                                            transactions contemplated hereby because of the lack
                                            of sufficient shares of Common Stock (not to exceed
                                            the sum of the Base Amounts for each Tranche) being
                                            made available for share borrowing by lenders,
                                            including without limitation lenders identified by
                                            Sellers with whom Purchaser shall consult;

                                       (c)  certain events of cross-default, bankruptcy,
                                            insolvency or reorganization with respect to either
                                            Seller; and

                                       (d)  failure to deliver (i) the freely transferable shares of Common Stock (or cash with equal value) required
                                            on any Maturity Date, (ii) the cash


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                            amounts (or, if applicable, freely transferable
                                            securities) required on any Reorganization
                                            Termination Date or any date on which any Tranche is
                                            terminated in whole or in part pursuant to the terms
                                            set forth under "Early Termination" above or (iii)
                                            any Dividend Payment Amount on any Dividend Payment
                                            Date.

                                       Upon the occurrence of an Event of Default,
                                       Purchaser may terminate any Tranche at a price
                                       (payable in Common Stock or, if Purchaser has
                                       substituted United States government securities as
                                       collateral pursuant to the terms set forth under
                                       "Collateral Arrangements" above, in cash) equal to
                                       Purchaser's replacement cost for such Tranche, as
                                       determined by the Calculation Agent.

        Capital Structure:             The Contract will be a secured forward contract of each
                                       Seller.

        Conditions Precedent:          If, at any time prior to the Final Issue Date, any of the
                                       following conditions are not satisfied:

                                       (a)  the representations and warranties of each Seller
                                            shall be true and correct as if made at such time
                                            and each Seller shall have performed all of its
                                            obligations required to be performed by it
                                            hereunder;

                                       (b)  any consent required to be obtained under any
                                            agreement in connection with the execution or
                                            delivery of this term sheet or the consummation of
                                            the transactions contemplated hereby shall have been
                                            obtained and shall be in full force and effect and
                                            the conditions of any such consent shall have been
                                            satisfied;


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       (c)  Sellers shall have delivered to Purchaser evidence
                                            acceptable to Purchaser that the condition set forth
                                            in paragraph (b) above is satisfied;

                                       (d)  the representations and warranties of Sellers and
                                            the Issuer contained in the Registration Agreement
                                            and any certificate delivered pursuant thereto shall
                                            be true and correct as if made at such time and each
                                            of Sellers and the Issuer shall have performed all
                                            of the obligations required to be performed by it
                                            under the Registration Agreement; or

                                       (e)  on each Representation Date (as defined in the
                                            Registration Agreement) that shall have occurred
                                            prior to such time, Davis Polk & Wardwell, counsel
                                            to Purchaser, in its professional judgment, shall
                                            have been able to provide an opinion to Purchaser
                                            relating to the disclosure in the Registration
                                            Statement in form and substance acceptable to
                                            Purchaser;

                                       any Tranche that has not been consummated prior to
                                       such date shall be terminated and unwound and
                                       Sellers shall deliver to Purchaser an amount in cash
                                       (the "Net Payment Amount" with respect to each such
                                       Tranche) equal to the aggregate amount of costs and
                                       expenses (including market losses) relating to the
                                       unwinding of Purchaser's hedging activities in
                                       respect of such Tranche (provided that if such Net
                                       Payment Amount is negative, Purchaser shall deliver
                                       to Subsidiary an amount in cash equal to the
                                       absolute value of such Net Payment Amount).

        Conditions Precedent to        The payment of the Proceeds Amount for each


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

        Payment of the Proceeds        Tranche on the Closing Date for such Tranche is subject
        Amount:                        to (a) Purchaser's legal, regulatory, credit and risk
                                       approval of the transaction, (b) the delivery by Sellers to
                                       Purchaser of a customary corporate opinion of nationally
                                       recognized counsel acceptable to Purchaser in form and
                                       substance acceptable to Purchaser, (c) the truth and
                                       correctness of the representations and warranties of each
                                       Seller and the performance by each Seller of its
                                       obligations hereunder (including without limitation the
                                       performance of the obligations set forth under "Collateral
                                       Arrangements" above) and under the final documentation
                                       described under "Breakage Costs" below, (d) the receipt by
                                       Purchaser of evidence reasonably acceptable to Purchaser
                                       that immediately upon payment of the Proceeds Amount for
                                       such Tranche, a number of shares of Common Stock equal to
                                       the Base Amount for such Tranche shall be delivered to
                                       Purchaser free and clear of any liens or transfer
                                       restrictions (other than restrictions on transfer imposed
                                       by the Securities Act) pursuant to the term set forth in
                                       "Collateral Arrangements" above and (e) the satisfaction of each condition set forth in "Conditions Precedent" above.

        Breakage Costs:                The parties expect to execute final documentation
                                       relating to each Tranche after Purchaser has completed
                                       its hedging activities in connection with such Tranche.
                                       If (i) Sellers fail to fulfill their obligations
                                       hereunder with respect to any Tranche or any of the
                                       conditions set forth in "Conditions Precedent to Payment
                                       of the Proceeds Amount" above or in the final
                                       documentation relating to such Tranche are not satisfied
                                       or (ii) final documentation reasonably satisfactory to
                                       Purchaser relating to such Tranche has not been executed
                                       by 5:00 p.m., New


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       York City time on the date six weeks following the Issue
                                       Date for such Tranche, such Tranche shall be terminated and unwound and Sellers shall deliver to Purchaser the Net
                                       Payment Amount with respect to such Tranche (provided that if such Net Payment Amount is negative, Purchaser shall
                                       deliver to Subsidiary an amount in cash equal to the
                                       absolute value of such Net Payment Amount). Notwithstanding any provision hereof to the contrary, if on the Closing
                                       Date for any Tranche, Sellers are unable to satisfy the
                                       conditions to any consent required to be obtained in order for Sellers to perform their obligations hereunder, Sellers may elect to satisfy their obligations hereunder by
                                       terminating and unwinding such Tranche and any subsequent
                                       Tranche that has not been consummated and delivering to
                                       Purchaser the Net Payment Amount with respect to such
                                       Tranche in lieu of the other payments or deliveries
                                       provided herein (provided that if such Net Payment Amount
                                       is negative, Purchaser shall deliver to Subsidiary an
                                       amount in cash equal to the absolute value of such Net
                                       Payment Amount).

        Assignment:                    The rights and duties hereunder and under the Contract
                                       and Collateral Agreement may not be assigned or
                                       transferred by any party hereto or thereto without the
                                       prior written consent of the other parties hereto or
                                       thereto; provided that Purchaser may assign or transfer
                                       any of its rights or duties hereunder or thereunder with
                                       the prior written consent of each Seller (which consent
                                       shall not be unreasonably withheld).

        Joint and Several              The obligations of Sellers hereunder shall be joint and
        Obligations:                   several.

        Governing Law:                 This term sheet shall be governed by and construed


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                       in accordance with the laws of the State of New York
                                       without reference to choice of law doctrine.


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS

Understood and Agreed to, this 19th day of December, 2000:


MAFCO HOLDINGS INC.


By: /s/ Todd J. Slotkin
    -------------------------------------
    Name:  Todd J. Slotkin
    Title: Executive Vice President and
           Chief Financial Officer


GSB INVESTMENTS CORP.


By: /s/ Todd J. Slotkin
    -------------------------------------
    Name:  Todd J. Slotkin
    Title: Executive Vice President and
           Chief Financial Officer


CREDIT SUISSE FIRST BOSTON INTERNATIONAL


By: /s/ Edmond Curtin
    -------------------------------------
    Name:  Edmond Curtin
    Title: Director-Legal and Compliance Department


By: /s/ David Bonham
    -------------------------------------
    Name:  David Bonham
    Title: Director-Legal and Compliance Department


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

                  MAFCO HOLDINGS INC./GSB PRIVATE SAILS



CREDIT SUISSE FIRST BOSTON
   CORPORATION, as Agent


By: /s/ Timothy D. Bock
    -------------------------------------
    Name:  Timothy D. Bock
    Title: Managing Director


By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.


CREDIT   FIRST
SUISSE   BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION